SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  March 21, 2013

H. J. Heinz Company
(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	1-3385	25-0542520
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One PPG Place, Suite 3100 Pittsburgh, Pennsylvania		15222
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (412) 456-5700

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 21, 2013, H. J. Heinz Company (the “Company”) entered into the First Supplemental Indenture (the “First Supplemental Indenture”) to the Indenture, dated as of July 6, 2001, by and among H. J. Heinz Finance Company (“Heinz Finance”), a subsidiary of the Company, the Company and The Bank of New York Mellon (the “Trustee”), which effects certain amendments (the “Amendments”) to the 7.125% Guaranteed Notes Due 2039 issued by Heinz Finance and fully, unconditionally and irrevocably guaranteed by the Company (the “Notes”).

The Amendments (a) amend the definition of “Change of Control” contained in the Notes and (b) add a definition of “Permitted Holder” to the Notes. The effect of the Amendments is to waive Heinz Finance’s obligation under the Notes to make a change of control offer to repurchase the Notes at 101% of the principal amount thereof, plus accrued and unpaid interest, upon consummation of the Company’s pending merger with Hawk Acquisition Sub, Inc., an entity affiliated with Berkshire Hathaway Inc. and 3G Capital Partners Ltd. (the “Merger”), and to make certain other changes to the definition of “Change of Control”. The effectiveness of the Amendments is not a condition to the completion of the Merger, although the Merger remains subject to shareholder and regulatory approvals and other customary closing conditions. Holders of a majority in aggregate principal amount of the outstanding Notes consented to the Amendments.

The First Supplemental Indenture is attached hereto as Exhibit 4.1. The foregoing description of the First Supplemental Indenture is qualified in its entirety by reference to the full text of the First Supplemental Indenture, which is incorporated herein by reference.

Item 8.01 Other Events

On March 21, 2013, the Company issued a press release announcing that it had entered into the First Supplemental Indenture described above. The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)        Exhibits

Exhibit 4.1	First Supplemental Indenture, dated as of March 21, 2013, to the Indenture, dated as of July 6, 2001, by and among H. J. Heinz Finance Company, H. J. Heinz Company and The Bank of New York Mellon

Exhibit 99.1	Press Release issued March 21, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 21, 2013	H. J. HEINZ COMPANY
	By:	/s/ Theodore N. Bobby
Theodore N. Bobby Executive Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
4.1	First Supplemental Indenture, dated as of March 21, 2013, to the Indenture, dated as of July 6, 2001, by and among H. J. Heinz Finance Company, H. J. Heinz Company and The Bank of New York Mellon

99.1	Press release dated March 21, 2013